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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                DECEMBER 19, 2000
                       -----------------------------------
                        (Date of earliest event reported)


                      PRAECIS PHARMACEUTICALS INCORPORATED
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                        000-30289             04-3200305
-------------------------------     ---------------------   -------------------
(State or other Jurisdiction of     (Commission File No.)     (IRS Employer
       Incorporation)                                       Identification No.)


             ONE HAMPSHIRE STREET, CAMBRIDGE, MASSACHUSETTS 02139-1572
            ------------------------------------------------------------
            (Address of principal executive offices, including zip code)


                                 (617) 494-8400
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

                  PRAECIS PHARMACEUTICALS INCORPORATED's press release dated December 19, 2000 is incorporated herein by reference and is attached hereto as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:


99.1 Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated December 19, 2000.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 19, 2000            PRAECIS PHARMACEUTICALS INCORPORATED



                                     By  /s/ Kevin F. McLaughlin
                                         --------------------------------------
                                         Kevin F. McLaughlin
                                         Senior Vice President, Chief Financial
                                         Officer, Treasurer and Secretary



                                       3

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                                  EXHIBIT INDEX


Exhibit
Number       Description

99.1 Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated December 19, 2000.